The BlackRock Funds
Strategic Portfolio I
---------------------
Semi-Annual Report to Shareholders
March 31, 2000
(Unaudited)

                         BLACKROCK STRATEGIC PORTFOLIO I


TOTAL ASSETS (3/31/00):   $16.7 million

PERFORMANCE BENCHMARK:    Lehman Brothers Aggregate Index

INVESTMENT APPROACH:      Seeks to maximize total return through the investment
                          in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
o U.S. Treasuries led a rally across most international bond markets as lack of supply and buy backs due to government surpluses and improved deficits drove yields lower. Bond investors also took heart in fairly low core inflation numbers and the belief that the world's central banks would keep inflation in check over longer periods. Due to their tendency to trade in line with the U.S. market, the dollar bloc markets showed the best returns followed by non-EMU European countries such as the U.K. and Sweden, where supply was also light. Japan was the major exception as large budget deficits and better economic growth sparked a retrenchment in JGB (Japanese Government Bond) yields.

o The Portfolio remained generally currency hedged during the period, which resulted in mixed returns. In currency markets, the Euro continued to depreciate after strengthening somewhat during the first part of January. The Euro closed the quarter at below 96 vs. the U.S.dollar and near 98 versus the Japanese Yen, both near all-time lows. International investors remain skeptical on the relative merits of the Euro given the superior economic performance of the dollar bloc and the combination of the large current account surplus and improved growth prospects in Japan. The dollar/yen exchange rate ended the quarter near where it began at 102.5 per dollar after a January yen sell-off gave way to a Japanese rally in March.

o The Portfolio became less defensively positioned over the period, and substantially added to its international positions. We initiated significant positions in New Zealand and South Africa, which led the Portfolio to outperform its benchmark.

Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2000, the Portfolio is actively managed and the composition will vary.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC PORTFOLIO
 I AND THE LEHMAN BROTHERS AGGREGATE INDEX FROM INCEPTION AT EACH QUARTER END.

                                [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF PLOT POINTS IN PRINTED GRAPHIC

         Strategic Portfolio I      Lehman Aggregate Index
10/6/97          $10,000                    $10,000
12/31/97         $10,141                    $10,101
3/31/98          $10,303                    $10,135
6/30/98          $10,516                    $10,221
9/30/98          $11,084                    $10,461
12/31/98         $11,136                    $10,492
3/31/99          $11,131                    $10,550
6/30/99          $11,163                    $10,516
9/30/99          $11,289                    $10,638
12/31/99         $11,348                    $10,667
3/31/00          $11,477                    $10,902


                            Performance as of 3/31/00

                  Strategic Portfolio I - Average Annual Return
                        1 Yr                             From Inception
                       3.120%                                5.700%

              PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF NET ASSETS (UNAUDITED)
MARCH 31, 2000
--------------------------------------------------------------------------------

PRINCIPAL/SHARE
  AMOUNT
   (000)      DESCRIPTION           MATURITY                           VALUE
--------------------------------------------------------------------------------
         U.S. TREASURY OBLIGATIONS                         6.7%
         U.S. Treasury Notes        10/15/06
 $1,700       6.5%**
         (COST $1,889,714)                                          $ 1,716,119
                                                                    -----------
         FOREIGN BONDS                                    56.3%
         AB Spintab
  7,000       8.50%                 12/19/01                            851,423
  7,200       6.25%                 09/18/02                            845,082
         New Zealand Gov't.
 12,500       5.50%                 04/15/03                          5,950,927
         Republic of South Africa
 39,500       13.00%                08/31/10                          5,678,490
         Statens Bostadsfinansier
 10,000       9.00%                 06/15/01                          1,209,420
         TOTAL FOREIGN BONDS
         (COST $15,006,829)                                          14,535,342
                                                                    -----------
         SHORT TERM INVESTMENTS                           35.5%
         Federal Home Loan Bank Discount Notes
  4,815       5.85%                 04/03/00                          4,813,435
         U. S. Treasury Bills
  4,200       5.80%                 04/18/00                          4,188,453
    168  Galileo Money Market Fund                                      167,723
                                                                    -----------
         TOTAL SHORT TERM INVESTMENTS                                 9,169,611
                                                                    -----------
         (COST $9,169,654)
         TOTAL INVESTMENTS IN SECURITIES
         (COST $26,066,197*)                              98.5%     $25,421,072
         OTHER ASSETS IN EXCESS OF LIABILITIES             1.5%         383,123
                                                         ------     -----------
         NET ASSETS (APPLICABLE TO 3,080,778             100.0%     $25,804,195
                                                         ======     ===========
         INSTITUTIONAL SHARES OUTSTANDING)

         NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
         PER SHARE
         ($25,804,195 / 3,080,778 )                                       $8.38
                                                                    ===========
         * Also cost for Federal Income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
              Gross unrealized appreciation                             $50,291
              Gross unrealized depreciation                            (695,416)
                                                                      ---------
                                                                      ($645,125)
                                                                      =========

         **Principal amount of securities pledged as collateral of $450,000 on 60 long Euro-Schatz Bond futures contracts expiring June 2000. The value of such contracts on March 31, 2000 was $5,888,605, thereby resulting in an unrealized gain of $12,604.

                       See Notes to Financial Statements

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                    For the
                                                                                 Six Months Ended
                                                                                    03/31/00
                                                                                    --------
Investment Income:
     Interest                                                                       $ 501,430
                                                                                    ---------
Expenses:
     Investment advisory fee                                                           15,733
     Administration fee                                                                18,093
     Custodian fee                                                                     12,161
     Transfer agent fee                                                                 2,537
     Legal and audit                                                                      945
     Printing                                                                             199
     Trustees fees                                                                         68
     Other                                                                                363
                                                                                    ---------
                                                                                       50,099
Less fees waived                                                                      (29,846)
                                                                                    ---------

        Total expenses                                                                 20,253
                                                                                    ---------
Net investment income                                                                 481,177
                                                                                    ---------
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
        Investment transactions                                                       (28,006)
        Foreign exchange transactions                                                 254,407
Net change in unrealized appreciation(depreciation) on:
        Investments                                                                  (489,464)
        Foreign currency transactions and forward foreign currency contracts           83,754
                                                                                    ---------
Net gain (loss) on investments and foreign currency  transactions                    (179,309)
                                                                                    ---------
Net increase in net assets resulting from operations                                $ 301,868
                                                                                    =========

--------------------------------------------------------------------------------
                        See Notes to Financial Statements

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           For the        For the
                                                                      Six Months Ended   Year Ended
Increase (decrease) in net assets:                                         3/31/00        9/30/99
                                                                      -----------------  ----------
                                                                          (Unaudited)
Operations:
     Net investment income                                               $   481,177   $    484,805
     Net realized gain on investments and foreign currency related
        transactions                                                         226,401      1,211,063
     Net unrealized appreciation on investment and foreign currency
        related transactions                                                (405,710)    (1,495,995)
                                                                         -----------   ------------
     Net increase in net assets resulting from operations                    301,868        199,873
                                                                         -----------   ------------
Distributions to shareholders from:
     Net investment income                                                  (505,414)      (484,805)
     Net realized gain                                                            --     (1,284,601)
                                                                         -----------   ------------
                                                                            (505,414)    (1,769,406)
                                                                         -----------   ------------
Capital share transactions:
     Proceeds from shares subscribed                                      19,881,399         20,000
     Net asset value of shares issued in reinvestment
        of dividends                                                         369,757      1,857,535
     Shares redeemed                                                      (1,457,238)   (24,748,089)
                                                                         -----------   ------------
                                                                          18,793,918    (22,870,554)
                                                                         -----------   ------------
        Total increase (decrease) in net assets                           18,590,372    (24,440,087)
                                                                         -----------   ------------
Net Assets:
     Beginning of period                                                   7,213,823     31,653,910
                                                                         -----------   ------------
     End of period                                                       $25,804,195   $  7,213,823
                                                                         ===========   ============

--------------------------------------------------------------------------------

                        See Notes to Financial Statements

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                             For the           For the      For the Period
                                                                         Six Months Ended     Year Ended  10/6/97(a) through
                                                                             03/31/00          9/30/99          9/30/98
                                                                         ----------------     ----------  ------------------
                                                                            (Unaudited)
PER SHARE OPERATING
    PERFORMANCE:

Net asset value, beginning of period                                          $  8.51           $10.46        $ 10.00
                                                                              -------           ------        -------
     Net investment income                                                       0.27             0.43           0.51
     Net realized and unrealized gain on investments                            (0.13)           (0.28)          0.53
                                                                              -------           ------        -------
         Net increase from investment operations                                 0.14             0.15           1.04
                                                                              -------           ------        -------
     Distributions from net investment income                                   (0.27)           (0.43)         (0.58)
     Distributions from net realized gains                                         --            (1.67)            --
                                                                              -------           ------        -------
          Total dividends and distributions                                     (0.27)           (2.10)         (0.58)
                                                                              -------           ------        -------
     Net asset value, end of period                                           $  8.38           $ 8.51        $ 10.46
                                                                              =======           ======        =======
TOTAL  RETURN                                                                    1.67%            1.86%         10.84%

RATIOS / SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                                      $25,804           $7,214        $31,654

Ratio of expenses to average net assets                                          0.26%(b)         0.31%          0.26%(b)
Ratio of expenses to average net assets (excluding interest expense)             0.26%(b)         0.26%          0.26%(b)
Ratio of expenses to average net assets (excluding waivers)                      0.65%(b)         0.68%          0.60%(b)

Ratio of net investment income to average net assets                             6.25%(b)         4.94%          5.39%(b)
Ratio of net investment income to average net assets (excluding waivers)         5.86%(b)         4.57%          5.05%(b)

Portfolio turnover                                                                165%              78%           164%

--------------------------------------------------------------------------------
(a) Commencement of investment operations.
(b) Annualized.

                        See Notes to Financial Statements

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     BlackRock Funds(SM) (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 38 investment portfolios. These financial statements relate to the Fund's Strategic Portfolio I (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management estimates. Actual results could differ from the estimates.

     SECURITY VALUATION: Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values for such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds are valued on the basis of quotations provided by a pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to- maturity method over the term of the instrument. Securities for which market quotations are not readily available are valued at fair value as determined March 31, 2000, there were no securities valued in accordance with such procedures.

     FUTURES TRANSACTIONS: The Strategic Portfolio I invests in financial futures contracts solely for the purposes of hedging its existing portfolio securities, or securities that the Strategic Portfolio I intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Fund invests in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging purposes. These portfolios futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     OPTION SELLING/PURCHASING: The Strategic Portfolio I may invest in financial options contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio sells or purchases an option an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options held by the Portfolio at March 31, 2000.

     OTHER: Securities denominated in currencies other that U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for the other reasons, a country may impose temporary restrictions on foreign capital remittances

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

     FOREIGN CURRENCY TRANSLATION: The books and records of Strategic Portfolio I are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Strategic Portfolio I enters into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     The aggregate principal amounts of the contracts are not recorded as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2000, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:


                                                                             Unrealized
                Foreign                                                       Value At
Settlement     Currency           Currency                  Contract          March 31,      Exchange
  Date          Amount              Sold                     Amount             2000         Gain/(Loss)
---------------------------------------------------------------------------------------------------------
04/17/00       12,094,013      New Zealand Dollar          $ 5,938,161      $ 5,996,091      $(57,930)
04/28/00       37,666,876      South African Rand            5,814,764        5,748,281        66,483
05/30/00        6,300,000      European Currency Unit        6,142,500        6,060,023        82,477
05/30/00       26,025,000      Swedish Krona                 3,023,702        3,030,427        (6,725)
                                                           -----------      -----------      --------
                                                           $20,919,127      $20,834,822      $ 84,305
                                                           ===========      ===========      ========

                                                                             Unrealized
                Foreign                                                       Value At
Settlement      Currency            Currency                 Contract        March 31,      Exchange
 Date            Amount              Bought                   Amount           2000       Gain/(Loss)
---------------------------------------------------------------------------------------------------------
05/30/00        6,300,000      European Currency Unit       $6,072,727       $6,060,023      $(12,704)
                                                            ==========       ==========      ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of specific identification method for both financial reporting and federal income purposes. Interest income is recorded on the accrual basis and the Fund accretes premium or amortizes discount on securities purchased using the interest method.

TAXES: No provision is made for federal taxes as its the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared by the Portfolio each day on "settled" shares (i.e. shares for which the Portfolio has received payment in federal funds) and are paid monthly. Net realized capital gains, if any, will be distributed at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences between generally accepted accounting principles and tax accounting principles related to the character of income and expense recognition.

NOTE 2.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc., a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolio. For its advisory services, BlackRock Advisors Inc., is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets.

     BlackRock Advisors, Inc., may, at its discretion, waive all or any portion of its advisory fee for the Portfolio and may reimburse the Portfolio for certain operating expenses. For the period ended March 31, 2000, advisory fees and waiver for the Portfolio were as follows:

                                 GROSS                              NET
                               ADVISORY                          ADVISORY
                                  FEE            WAIVER             FEE
                                  ---            ------             ---
Strategic Portfolio I          $15,733          $15,733             -0-

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., BlackRock Advisors, Inc., and BlackRock Distributors, Inc. ("BDI") act as co-administrators for the Fund. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion.

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     PFPC, BlackRock Advisors, Inc. and BlackRock Distributors, Inc. may, at their discretion, waive all or any portion of their administration fees for the Portfolio. For the period ended March 31, 2000, administration fees and waivers for the Portfolio were as follows:

                                   GROSS                             NET
                              ADMINISTRATION                   ADMINISTRATION
                                    FEE            WAIVER            FEE
                                    ---            ------            ---

Strategic Portfolio I             $18,093          $14,113         $3,980


     In addition, PFPC Trust Co. (formerly PNC Bank, National Association) serves as custodian for the Portfolio. PFPC serves as transfer and dividend disbursing agent.


NOTE 3.  PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and government securities, for the period ended March 31, 2000 were $103,081,570 and $13,192,232 respectively. Purchases and sales of government securities for the period ended March 31, 2000, $7,925,362 were $8,996,483 and respectively.

NOTE 4.  CAPITAL SHARES

Transactions in capital shares were as follows:

                                                                        For the         For the
                                                                       Six Months         Year
                                                                          Ended          Ended
                                                                         3/31/00       09/30/99
                                                                         -------       --------
Shares sold .....................................................       2,362,112         2,301

Shares issued in reinvestment
of dividends ....................................................          43,913       209,121

Shares redeemed .................................................        (173,087)   (2,388,762)
                                                                       ----------    ----------
Net increase (decrease) .........................................       2,232,938    (2,177,340)
                                                                       ==========    ==========

THE BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


NOTE 5.  AT MARCH 31, 2000, NET ASSETS CONSISTED OF:

Capital  paid-in .............................................   $26,192,437

Distributions in excess of net investment income .............       (53,293)
Accumulated net realized gain on investment transactions,
  futures contracts and foreign exchange contracts ...........       226,401
Net unrealized depreciation on investment transactions,
  futures contracts and foreign exchange contracts ...........      (561,350)
                                                                 -----------
                                                                 $25,804,195
                                                                 ===========

INVESTMENT ADVISER                          CO-ADMINISTRATOR AND TRANSFER AGENT
BlackRock Advisors, Inc.                    PFPC Inc.
New York, New York 10154                    Wilmington, Delaware 19809

SUB-ADVISER                                             DISTRIBUTOR
BlackRock Financial Management, Inc.        BlackRock Distributors, Inc.
New York, New York 10154                    King of Purssia, Pennsylvania 19406

CUSTODIAN                                   CO-ADMINISTRATOR
PFPC Trust Co.                              BlackRock Advisors, Inc.
Philadelphia, Pennsylvania 19103            New York, New York 10154

                                            COUNSEL
                                            Simpson, Thatcher & Bartlett
                                            New York, New York 10017
                                            (A partnership which includes
                                            professional corporations)

                                            INDEPENDENT ACCOUNTANTS
                                            PricewaterhouseCoopers LLP
                                            Philadelphia, Pennsylvania 19103



This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The BlackRock Funds
103 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
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